SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : March 26, 2001

DLJ MORTGAGE ACCEPTANCE CORP (as company under a Pooling and Servicing Agreement, dated as of January 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S3)


                          DLJ MORTGAGE ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-10                  13-3460894
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2001 among DLJ Mortgage Acceptance Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee. On March 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date:  July 24, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 26, 2001

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               March 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1          69,664,201.00     68,697,255.62     2,134,476.52     379,552.34    2,514,028.86      0.00      0.00    66,562,779.10
IIA1         66,945,859.00     66,108,111.59     2,225,008.62     374,612.63    2,599,621.25      0.00      0.00    63,883,102.97
IIP             399,708.55        395,132.87        12,076.31           0.00       12,076.31      0.00      0.00       383,056.56
IIIA1        42,953,236.00     42,327,899.70     1,577,177.57     230,334.32    1,807,511.89      0.00      0.00    40,750,722.13
IIIP          4,168,734.24      4,113,740.12       138,079.39           0.00      138,079.39      0.00      0.00     3,975,660.73
AR1                 100.00              0.00             0.00           0.00            0.00      0.00      0.00             0.00
AR2                 100.00              0.00             0.00           0.00            0.00      0.00      0.00             0.00
AR3                 100.00              0.00             0.00           0.00            0.00      0.00      0.00             0.00
B1           11,634,715.00     11,634,715.00             0.00      80,030.65       80,030.65      0.00      0.00    11,634,715.00
B2            6,576,147.08      6,576,147.08             0.00      47,974.80       47,974.80      0.00      0.00     6,576,147.08
TOTALS      202,342,900.87    199,853,001.98     6,086,818.41   1,112,504.74    7,199,323.15      0.00      0.00   193,766,183.57

IA2          69,664,201.00     68,697,255.62             0.00     170,140.20      170,140.20      0.00      0.00    66,562,779.10
XI            1,828,693.15      1,803,302.96             0.00      13,739.45       13,739.45      0.00      0.00     1,747,272.95
XII           9,861,518.91      9,668,311.32             0.00      64,455.41       64,455.41      0.00      0.00     9,422,757.69
IIIA2        42,953,236.00     42,327,899.70             0.00      87,124.93       87,124.93      0.00      0.00    40,750,722.13
XIII            474,612.22        468,228.98             0.00       3,559.59        3,559.59      0.00      0.00       495,860.55
XB1           1,071,804.05      1,070,895.41             0.00       7,368.65        7,368.65      0.00      0.00     1,070,895.41
XB2             195,405.00        195,249.31             0.00       1,344.55        1,344.55      0.00      0.00       195,249.31
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
--------------------------------------------------------------------------------------------      --------------------------------
            BEGINNING                                                             ENDING                              CURRENT
CLASS       PRINCIPAL            PRINCIPAL      INTEREST          TOTAL         PRINCIPAL         CLASS             PASS-THRU RATE
--------------------------------------------------------------------------------------------      --------------------------------
IA1          986.11991000      30.63950335      5.44831254      36.08781589       955.48040664       IA1              6.630000 %
IIA1         987.48619523      33.23594100      5.59575507      38.83169607       954.25025422      IIA1              6.800000 %
IIP          988.55245904      30.21278879      0.00000000      30.21278879       958.33967024       IIP              0.000000 %
IIIA1        985.44146243      36.71848077      5.36244394      42.08092471       948.72298166     IIIA1              6.530000 %
IIIP         986.80795732      33.12261757      0.00000000      33.12261757       953.68533975      IIIP              0.000000 %
AR1            0.00000000       0.00000000      0.00000000       0.00000000         0.00000000       AR1              9.863860 %
AR2            0.00000000       0.00000000      0.00000000       0.00000000         0.00000000       AR2              9.863860 %
AR3            0.00000000       0.00000000      0.00000000       0.00000000         0.00000000       AR3              9.863860 %
B1         1,000.00000000       0.00000000      6.87860854       6.87860854     1,000.00000000        B1              8.254330 %
B2         1,000.00000000       0.00000000      7.29527479       7.29527479     1,000.00000000        B2              8.754330 %
TOTALS       987.69465655      30.08169985      5.49811600      35.57981584       957.61295670

IA2          986.11991000       0.00000000      2.44229027       2.44229027       955.48040664       IA2              2.972000 %
XI           986.11566407       0.00000000      7.51326159       7.51326159       955.47629191        XI              8.000000 %
XII          980.40792785       0.00000000      6.53605297       6.53605297       955.50774439       XII              8.000000 %
IIIA2        985.44146243       0.00000000      2.02836708       2.02836708       948.72298166     IIIA2              2.470000 %
XIII         986.55062021       0.00000000      7.49999652       7.49999652     1,044.76987550      XIII              9.000000 %
XB1          999.15223310       0.00000000      6.87499735       6.87499735       999.15223310       XB1              8.257000 %
XB2          999.20324454       0.00000000      6.88083724       6.88083724       999.20324454       XB2              8.757000 %

--------------------------------------------------------------------------------------------      --------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW:
Thomas  Britt
The Chase Manhattan Bank - Structured Finance Services
450 West 33 St, 14th fl,
New York, New York 10001
Tel: (212) 946-3228
Fax: 212) 946-8302
Email: Thomas Britt/Chase

                                      -6-


                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               March 26, 2001

Sec. 4.06(i)    Scheduled Principal
                Group 1 Scheduled Principal                                                 78,035.44
                Group 2 Scheduled Principal                                                124,541.39
                Group 3 Scheduled Principal                                                 79,118.64

                Principal Prepayments
                Group 1 Principal Prepayments                                            1,921,618.60
                Group 2 Principal Prepayments                                            2,008,380.61
                Group 3 Principal Prepayments                                            1,596,382.78

                Curtailment
                Group 1 Curtailment                                                        134,822.48
                Group 2 Curtailment                                                        104,162.93
                Group 3 Curtailment                                                         39,755.54

                Liquidation Proceeds
                Group 1 Liquidation Proceeds                                                     0.00
                Group 2 Liquidation Proceeds                                                     0.00
                Group 3 Liquidation Proceeds                                                     0.00

                Gross Interest
                Group 1 Gross Interest                                                     757,125.65
                Group 2 Gross Interest                                                     679,457.80
                Group 3 Gross Interest                                                     442,800.01


Sec. 4.06(ii)   Class Unpaid Interest Shortfall

                Class IA1 Unpaid Interest Shortfall                                              0.00
                Class XI Unpaid Interest Shortfall                                               0.00
                Class IIA1 Unpaid Interest Shortfall                                             0.00
                Class XII Unpaid Interest Shortfall                                              0.00
                Class IIIA1 Unpaid Interest Shortfall                                            0.00
                Class IIIA2 Unpaid Interest Shortfall                                            0.00
                Class XIII Unpaid Interest Shortfall                                             0.00
                Class AR1 Unpaid Interest Shortfall                                              0.00
                Class AR2 Unpaid Interest Shortfall                                              0.00
                Class AR3 Unpaid Interest Shortfall                                              0.00
                Class B1 Unpaid Interest Shortfall                                               0.00
                Class XB1 Unpaid Interest Shortfall                                              0.00
                Class B2 Unpaid Interest Shortfall                                               0.00
                Class XB2 Unpaid Interest Shortfall                                             80.28

Sec. 4.06(v)    Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                                    75,587,151.40
                Group 2 Beginning Collateral Balance                                    73,163,795.67
                Group 3 Beginning Collateral Balance                                    51,102,054.89

Sec. 4.06(v)    Ending Collateral Balance
                Group 1 Ending Collateral Balance                                       73,452,974.93
                Group 2 Ending Collateral Balance                                       70,926,710.74
                Group 3 Ending Collateral Balance                                       49,386,797.83

Sec. 4.06(vi)   Senior Percentage
                Group1 Senior Percentage                                                     100.00 %
                Group2 Senior Percentage                                                     100.00 %
                Group3 Senior Percentage                                                     100.00 %

                Subordinate Percentage
                Group1 Subordindate Percentage                                                 0.00 %
                Group2 Subordinate Percentage                                                  0.00 %
                Group3 Subordinate Percentage                                                  0.00 %

Sec. 4.06(vii)  Servicing Fees
                Group1 Servicing Fee                                                       31,494.65
                Group2 Servicing Fee                                                       68,782.40
                Group3 Servicing Fee                                                       24,268.62

Sec. 4.06(ix)   Advances
                Group1 Advances                                                                 0.00
                Group2 Advances                                                                 0.00
                Group3 Advances                                                                 0.00

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               March 26, 2001


Sec. 4.06(x)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                         Group 1
                Category              Number        Principal Balance           Percentage
                1 Month                9               293,595.63                  0.40 %
                2 Months               1                66,020.10                  0.09 %
                3+Months               1                12,884.71                  0.02 %
                Total                  11              372,500.44                  0.51 %


                         Group 2
                Category              Number        Principal Balance           Percentage
                1 Month                30             1,025,926.66                  1.45 %
                2 Months                2                66,691.21                  0.09 %
                3+Months                0                     0.00                  0.00 %
                Total                  32             1,092,617.87                  1.54 %


                         Group 3
                Category              Number        Principal Balance           Percentage
                 1 Month               16               550,121.16                  1.11 %
                 2 Months               0                     0.00                  0.00 %
                 3+Months               0                     0.00                  0.00 %
                  Total                16               550,121.16                  1.11 %

                         Group Totals
                Category              Number        Principal Balance           Percentage

                1 Month                55             1,869,643.45                  0.96 %
                2 Months                3               132,711.31                  0.07 %
                3+Months                1                12,884.71                  0.01 %
                 Total                 59             2,015,239.47                  1.04 %


                -------------------------------------------------------------------------

                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


                         Group 1
                  Number        Principal Balance           Percentage
                       0                    0.00                  0.00 %

                         Group 2
                  Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                         Group 3
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                      Group Totals
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                -------------------------------------------------------------------------

Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans


                         Group 1
                  Number        Principal Balance           Percentage
                       0                    0.00                  0.00 %

                         Group 2
                  Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                         Group 3
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                      Group Totals
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                -------------------------------------------------------------------------
                                      -8-

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               March 26, 2001

Sec. 4.06(xiv)    Senior Prepayment Percentage
                  Group I Senior Prepayment Percentage                                     100.00 %
                  Group II Senior Prepayment Percentage                                    100.00 %
                  Group III Senior Prepayment Percentage                                   100.00 %

Sec. 4.06(xv)     Subordinate Prepayment Percentage
                  Group I Subordinate Prepayment Percentage                                  0.00 %
                  Group II Subordinate Prepayment Percentage                                 0.00 %
                  Group III Subordinate Prepayment Percentage                                0.00 %

Sec. 4.06(xvi)    Current Realized Losses
                  Group1 Current Realized Losses                                              0.00
                  Group2 Current Realized Losses                                              0.00
                  Group3 Current Realized Losses                                              0.00

                  Cumulative Realized Losses
                  Group1 Cumulative Realized Losses                                           0.00
                  Group2 Cumulative Realized Losses                                           0.00
                  Group3 Cumulative Realized Losses                                           0.00

Sec. 4.6(xvii)    Special Hazard Coverage Amount                                      1,937,664.84

                  Bankruptcy Loss Coverage Amount                                       100,000.00

                  Trustee Fee                                                             1,665.44
                  Loss Mitigation Fee                                                     2,498.16
                  Pool Insurance Fee                                                    277,057.02
                  Special Hazard Fee                                                     26,313.98
                  Certificate Insurer Premium                                             3,700.84

                                      -9-



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